SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                     ______________________________

                                FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 16, 1998 (December 2, 1998)


                      GREIF BROS. CORPORATION
         (Exact name of registrant as specified in its charter)


          Delaware                      1-566            31-4388903
 (State or other jurisdiction        (Commission        (IRS Employer
     of incorporation)               File Number)     Identification No.)

    425 Winter Road, Delaware, Ohio                        43015
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (740) 549-6000


                             Not Applicable
        (Former name or former address, if changed since last report)



Item 5.		Other Events.

 On December 2, 1998, Greif Bros. Corporation, a Delaware corporation (the "Company"), and Abzac s.a., a privately held company in France ("Abzac"), signed a letter of intent to exchange the Company's spiral core business for a 49% equity interest in Abzac's fibre drum business. The Company's spiral core operations include three locations: Bowmanville, Ontario, Fort Frances, Ontario and Pointe-Aux-Trembles, Quebec in Canada. Abzac's fibre drum operations include three locations: Lyon, Anvin and Abzac in France.

 The transaction is subject to due diligence and is anticipated to be completed during the second calendar quarter of 1999.

 The letter of intent is described in the press release issued by the Company on December 7, 1998, which is included herewith as Exhibit 99.


                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREIF BROS. CORPORATION



Date: December 16, 1998                 By /s/ Michael J. Gasser
                                        Michael J. Gasser
                                        Chairman and Chief Executive Officer


                                EXHIBIT INDEX


 Exhibit No.                    Description of Exhibit

    99	          Press release issued by Greif Bros. Corporation on
                   December 7, 199